Exhibit 99.1

Independent Auditors’ Report

To the Board of Trustees and Shareholders of American Financial Realty Trust:

We have audited the accompanying combined statement of revenue and certain expenses of the Wachovia Specifically Tailored Transaction (the Property) for the year ended December 31, 2003. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses of the Wachovia Specifically Tailored Transaction was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (SEC) and for inclusion in a Form 8-K of American Financial Realty Trust and excludes material amounts, described in note 1, that would not be comparable to those resulting from the proposed future operation of the Property. The presentation is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Wachovia Specifically Tailored Transaction for the year ended December 31, 2003, in conformity with the rules and regulations of the SEC described in note 1.

/s/ KPMG LLP

July 16, 2004

Philadelphia, Pennsylvania

WACHOVIA SPECIFICALLY TAILORED TRANSACTION

Combined Statement of Revenue and Certain Expenses

Year Ended December 31, 2003

(In thousands)

	Three Months Ended March 31, 2004	Year Ended December 31, 2003
	(Unaudited)
Revenue:
Rental income	$2,083	$8,362

Expenses:
Utilities	4,156	15,764
Property taxes	3,453	12,968
Repairs and maintenance	2,180	8,895
Janitorial	1,935	7,681
Security	1,581	6,102
Property management	835	3,259
Ground rent	248	1,070
Other building operating	1,693	6,674

Total expenses	16,081	62,413

Certain expenses in excess of revenue	$(13,998)	$(54,051)

WACHOVIA SPECIFICALLY TAILORED TRANSACTION

Combined Statement of Revenue and Certain Expenses

Year Ended December 31, 2003

(In thousands)

1. Business and Basis of Presentation

Business

The accompanying combined statement of revenue and certain expenses relates to the operations of 150 properties owned by Wachovia Bank, N.A. (the “Wachovia Specifically Tailored Transaction”) proposed to be acquired by American Financial Realty Trust (“AFR”) during the third quarter of 2004.

The Wachovia Specifically Tailored Transaction consists of the following properties:

Property	Address	City	State
1 Jefferson Square	1 Jefferson Sq	Waterbury	CT
21st and Granby	2014 Granby St	Norfolk	VA
Airport Rd	125 N. Airport Pulling Rd	Naples	FL
Amherst - South Main	258 S Main St	Amherst	VA
Anderson Main	1101 North Main St	Anderson	SC
Asheville Main Retail	1 Haywood St	Asheville	NC
Atlanta Operations Center	3579 - 3585 Atlanta Ave	Atlanta	GA
Bassett Main Office	3559 Fairystone Park Hwy	Bassett	VA
Beaufort Main Financial Center	1011 Bay St	Beaufort	SC
Belle Glade	41 S.W. Ave B	Belle Glade	FL
Belmont Main	32 N Main St	Belmont	NC
Bennettsville Financial Center	145 Broad St	Bennettsville	SC
Blacksburg	200 N Main St	Blacksburg	VA
Brick Office	Rt. 70 & Cedarbridge Rd	Brick	NJ
Bristol Office	244 Radcliffe St	Bristol	PA
Brookneal	227 Main St	Brookneal	VA
Burlington	500 S Main St	Burlington	NC
Camden Main	519 East Dekalb St	Camden	SC
Canton Operation Center	2780 Marietta Hwy	Canton	GA
Cape Canaveral	7801 N Atlantic Blvd	Cape Canaveral	FL
Castor Avenue Office	7048 Castor Ave	Philadelphia	PA
Center Square	100 N Hogan St	Jacksonville	FL
Center Square Parking	100 N Hogan St	Jacksonville	FL
Charleston 16 Broad	16 Broad St	Charleston	SC
Charlottesville Western Region	123 E Main St	Charlottesville	VA
Christiansburg Main	4 E Main St	Christiansburg	VA
Claremont Branch	4651 King St	Alexandria	VA
Clintwood	80 Main St	Clintwood	VA
Cocoa	834 N Cocoa Blvd	Cocoa	FL
Columbia Operations Center	1628 Browning Rd	Columbia	SC
Columbia Browning Rd. Annex	1628A Browning Rd	Columbia	SC
Columbia Greystone Center	101 Greystone Blvd	Columbia	SC
Columbus Main	101 13th St	Columbus	GA
Cranford Office & Drive-In	2 North Ave W	Cranford	NJ
Dade City	14210 7th St	Dade City	FL
Dalton Main	201 S Hamilton St	Dalton	GA
De Soto Square	3200 U.S. 27 South	Sebring	FL

WACHOVIA SPECIFICALLY TAILORED TRANSACTION

Combined Statement of Revenue and Certain Expenses

Year Ended December 31, 2003

(In thousands)

Property	Address	City	State
Deland Main	131 E New York Ave	Deland	FL
Dillon Main	601 Highway 301 N	Dillon	SC
Dixie Freeway	401 S Dixie Fwy	New Smyrna Beach	FL
Downtown Daytona	130 N Ridgewood Ave	Daytona Beach	FL
Downtown Lakeland	113 S Tennessee Ave	Lakeland	FL
Downtown Petersburg	20 Franklin St	Petersburg	VA
Downtown St Petersburg	410 Central Ave	Saint Petersburg	FL
Downtown West Palm	303 Banyan St	West Palm Beach	FL
Doylestown Office	115 W Court St	Doylestown	PA
Dunedin	2494 Bayshore Blvd	Dunedin	FL
East Haven	339 Hemingway Ave	East Haven	CT
East Naples	4901 S. Tamiami Trail	Naples	FL
Ed Ball Building	214 Hogan St	Jacksonville	FL
Exchange Building	218 W Adams St	Jacksonville	FL
Florida Ave	12233 N Florida Ave	Tampa	FL
Franklin Main Office	55 E Main St	Franklin	NC
Ft. Myers Downtown	2201 2nd Ave	Fort Myers	FL
Ft. Myers Downtown Parking	Union/Broadway & Peck	Fort Myers	FL
Goldsboro	301 East Ash St	Goldsboro	NC
Greenville Sales Finance Center	1451 Thomas Langston Rd	Winterville	NC
Griffin Main	100 S Hill St	Griffin	GA
Haddon Township	600 W Cuthbert Blvd	Haddon Township	NJ
Hanover	22 Carlisle St	Hanover	PA
Harbor City Blvd	1441 N Harbor City Blvd	Melbourne	FL
Hendersonville	301 South Main St	Hendersonville	NC
Hillside	1221 Liberty Ave	Hillside	NJ
Hogan Building	170 N Hogan St	Jacksonville	FL
Independence Hall	601 Chestnut St	Philadelphia	PA
Jasmine Lakes	10934 U.S. Hwy 19 N	Port Richey	FL
Jenkintown Financial Center	400-406 Old York Rd	Jenkintown	PA
Kings Point	6646 W Atlantic Ave	Delray Beach	FL
Kingston Office	235 Fair St	Kingston	NY
Lancaster Square	100 North Queen St	Lancaster	PA
Lebanon	801 Cumberland St	Lebanon	PA
Madison	400 W Base St	Madison	FL
Main Street Office	40 Main St	Toms River	NJ
Market St.	201 E Market St	Smithfield	NC
Market Street Office	141 E Market St	Harrisonburg	VA
Media Office	217 W Baltimore Pike	Media	PA
Miami Springs	4299 NW 36th St	Miami Springs	FL
Miami Springs Parking Garage	4299 NW 36th St	Miami Springs	FL
Milford	224 Broad St	Milford	PA
Morristown Office	21 South St	Morristown	NJ
Mortgage Center	1100 Corporate Center Dr	Raleigh	NC
Mount Carmel	50 W 3rd St	Mount Carmel	PA
Mt. Penn Building	23rd & Perkiomen Ave	Mt. Penn	PA
NBOC Annex	100/300 Fidelity Plaza	North Brunswick	NJ
NBOC Operations Center	100/300 Fidelity Plaza	North Brunswick	NJ
New Paltz Office	29 Main St	New Paltz	NY

WACHOVIA SPECIFICALLY TAILORED TRANSACTION

Combined Statement of Revenue and Certain Expenses

Year Ended December 31, 2003

(In thousands)

Property	Address	City	State
New Warrington Road	21 New Warrington Rd	Pensacola	FL
Norristown	43 E Main St	Norristown	PA
North Washington Branch	330 N Washington St	Alexandria	VA
Norwalk Office	637 West Ave & Chapel St	Norwalk	CT
Ocean Ridge	4600 Ocean Blvd	Boynton Beach	FL
Okeechobee Turnpike	5849 Okeechobee Blvd	West Palm Beach	FL
Paterson Market Street	167 Market St & 9 Colt St	Paterson	NJ
Pennington	2 North Highway 31	Pennington	NJ
Perry	200 W Main St	Perry	FL
Perth Amboy	214 Smith St	Perth Amboy	NJ
Phoenixville Office	101 S Main St	Phoenixville	PA
Pikesville Operations Center	1515 Reisterstown Rd	Baltimore	MD
Pittston	1 South Main Street	Pittston	PA
Plaza	101 N Independence Mall East	Philadelphia	PA
Pompano Beach Money Center	1401 SW 3rd St	Pompano Beach	FL
Pompano Beach Operations	1410 SW 3rd St	Pompano Beach	FL
Pottstown	401 E High St	Pottstown	PA
Red Bank Main Office	303 Broad St	Red Bank	NJ
Reflections One	400 S Australian Ave	West Palm Beach	FL
Reflections Two	450 S Australian Ave	West Palm Beach	FL
Richlands	201 Suffolk Ave	Richlands	VA
Riverside	219 Indian River Ave	Titusville	FL
Scotch Plains Office	460 Park Ave	Scotch Plains	NJ
Scranton Downtown	130 Wyoming Ave	Scranton	PA
South Amboy Office	116 North Broadway & Augusta	South Amboy	NJ
South Dillard St	801 S Dillard St	Winter Garden	FL
South Fort Myers	12751 S Cleveland Ave	Fort Myers	FL
Southgate	5211 North U.S. Hwy 19	New Port Richey	FL
Spartanburg Main	101 N Pine St	Spartanburg	SC
Spring Ridge	1 Meridian Blvd	Wyomissing	PA
Succasunna Office	Route #10 and South St	Succasunna	NJ
Sumter Main	4 North Washington St	Sumter	SC
Thomasville	804 Randolph St	Thomasville	NC
Trap Falls Office	5 Research Dr	Shelton	CT
Trenton-Brunswick Avenue Office	891 Brunswick Ave	Trenton	NJ
Union-Larchmont Office	2500 Morris Ave	Union	NJ
Vanguard Centre	5225 77 Center Dr	Charlotte	NC
Vienna Tyson’s Corner	8117 Leesburg Pike	Vienna	VA
Virginia Beach Pembroke	125 Independence Blvd	Virginia Beach	VA
Wachovia Center Parking Deck	121 Church St	Winston Salem	NC
Wachovia Center Tower	100 North Main St	Winston Salem	NC
Wachovia Park Building	101 N Cherry St	Winston Salem	NC
Wachovia Park Parking Deck	125 N Cherry St	Winston Salem	NC
Warrenton Broadview	155 Broadview Ave Ste 100	Warrenton	VA
Washington Office & Parking Lot	2 W Washington Ave	Washington	NJ
West Chester Office	17 N. High St	West Chester	PA
West End Center	809 West 4 1/2 St	Winston Salem	NC
West End Center Annex	801 W 4th St	Winston Salem	NC
West Hollywood	6015 Washington St	Hollywood	FL

WACHOVIA SPECIFICALLY TAILORED TRANSACTION

Combined Statement of Revenue and Certain Expenses

Year Ended December 31, 2003

(In thousands)

Property	Address	City	State
Westward	2701 Okeechobee Blvd	West Palm Beach	FL
Whalley Norton	388 Whalley Ave	New Haven	CT
Wheat Innsbrook Centre I	10700 N Park Dr	Glen Allen	VA
Wheat Innsbrook Centre II	10750 Wheat First Dr	Glen Allen	VA
Wilkes Barre Main Office	24 W Market St	Wilkes Barre	PA
Williamsburg Main	1006 Richmond Rd	Williamsburg	VA
Williamston	205 W Main St	Williamston	NC
Wilmington Main	101 N Front St	Wilmington	NC
Wind Gap Office	1 N. Broadway St Rt. 512 & 33	Wind Gap	PA
Winston Salem Linden	401 Linden St	Winston Salem	NC
Winston Salem Linden Parking	4th & Linden St. N.E	Winston Salem	NC
WS Patterson & Third Parking	Patterson & Third	Winston Salem	NC
Woodbridge Tenants	260 Amity Rd	Woodbridge	CT
WVOC-Four Story Operations	7711 Plantation Rd	Roanoke	VA
York Square	12 E Market St	York	PA

Basis of Presentation

The accompanying combined statement of revenue and certain expenses for the year ended December 31, 2003 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, which is a basis of accounting that differs from accounting principles generally accepted in the United States of America. The combined statement of revenue and certain expenses is not representative of the actual operations of the properties for the period presented nor is it indicative of future operations as certain expenses, consisting of interest expense, leasing commissions, depreciation, and amortization, which may not be comparable to expenses expected to be incurred by AFR in future operations of the properties, have been excluded.

In the opinion of management, all adjustments considered necessary for a fair presentation have been included.

2. Significant Accounting Policies

Revenue Recognition

Rental income is recognized on a straight-line basis over the terms of the respective lease agreements. Tenant credit losses are provided for when they become known.

Recoveries

Certain operating expenses incurred in the operations of the properties are recoverable from the tenants. The recoverable amounts are either adjusted periodically on a prospective basis or adjusted annually based on actual expenses incurred. Expense recoveries are recognized as revenue in the period in which the applicable costs are incurred.

Use of Estimates

The preparation of the combined statement of revenue and certain expenses requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

WACHOVIA SPECIFICALLY TAILORED TRANSACTION

Combined Statement of Revenue and Certain Expenses

Year Ended December 31, 2003

(In thousands)

3. Tenant Leases

The Wachovia Specifically Tailored Transaction includes leases to office and retail tenants under non-cancellable lease agreements with terms ranging from 1 to 7 years. The leases generally provide for fixed annual minimum rents and recoveries of certain operating expenses. Approximate annual future minimum rental commitments to be received from executed operating leases as of December 31, 2003, exclusive of expense recoveries, are as follows (in thousands):

Year ending December 31,
2004	$5,109
2005	3,505
2006	1,664
2007	937
2008	490
Thereafter	292

One tenant, General Services Administration, represented approximately 14% of total revenue of the Wachovia Specifically Tailored Transaction for the year ended December 31, 2003.

4. Ground Lease Expense

Certain properties in the Wachovia Specifically Tailored Transaction are subject to ground lease agreements with remaining terms ranging from 2 to 55 years. The leases generally provide for fixed annual minimum rents and payment by the lessee of all related operating expenses including real estate taxes and insurance. Approximate annual future minimum rental commitments to be paid pursuant to the ground leases as of December 31, 2003 are as follows (in thousands):

Year ending December 31,
2004	$816
2005	678
2006	593
2007	591
2008	591
Thereafter	29,181

5. Related Party Transactions (unaudited)

Wachovia Bank, N.A. occupies approximately 5.7 million square feet representing approximately 63.2% of the Wachovia Specifically Tailored Transaction net rentable area as of December 31, 2003. No revenue attributable to the space occupied by Wachovia Bank, N.A., and used for its own operations, is included in the combined statement of revenue and certain expenses. Subsequent to the acquisition of the properties by AFR, the parties will enter into a separate lease agreement for the space occupied by Wachovia Bank, N.A. Wachovia Corporation will unconditionally guarantee the obligations of its wholly owned subsidiary, Wachovia Bank, N.A., under this lease agreement.

UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information sets forth:

•	the historical financial information as of March 31, 2004, the three months ended March 31, 2004 and the year ended December 31, 2003 derived from our audited and unaudited financial statements;

•	adjustments to give effect to the issuance of our convertible senior notes issued July 9, 2004;

•	adjustments to give effect to our pending acquisition, the Wachovia Specifically Tailored Transaction; and

•	our pro forma, as adjusted, unaudited consolidated balance sheet as of March 31, 2004 and the pro forma, as adjusted, unaudited consolidated statements of operations for the three months ended March 31, 2004 and the year ended December 31, 2003 as adjusted to give effect to the issuance of our convertible senior notes and the Wachovia Specifically Tailored Transaction, our pending acquisition.

The unaudited pro forma adjustments and eliminations are based on available information and upon assumptions that we believe are reasonable. The unaudited pro forma financial information assumes that the transactions were completed as of March 31, 2004 for purposes of the unaudited pro forma consolidated balance sheet and as of the first day of the period presented for purposes of the unaudited pro forma consolidated statements of operations.

Unaudited Pro Forma Consolidated Balance Sheet

March 31, 2004

(in thousands, except share data)

	Historical Company (A)	Adjustments for Completed Transaction		Pro forma for Completed Transaction	Adjustments for WSTT - Pending Acquisition		Pro forma as Adjusted
Assets

Real estate investments, at cost:
Land	$292,988	$—		$292,988	$151,305	(C)	$444,293
Building and improvements	1,575,432	—		1,575,432	262,652	(C)	1,838,084
Equipment and fixtures	257,477	—		257,477	26,288	(C)	283,765
Leasehold interests	5,040	—		5,040	—		5,040

Total real estate investments, at cost	2,130,937	—		2,130,937	440,245		2,571,182
Less accumulated depreciation	(74,687)	—		(74,687)	—		(74,687)

Real estate investments, net	2,056,250	—		2,056,250	440,245		2,496,495

Cash and cash equivalents	83,585	291,000	(B)	374,585	(246,000	) (D)	128,585
Restricted cash	32,439	—		32,439	—		32,439
Marketable investments and accrued interest	44,475	—		44,475	—		44,475
Accounts and other receivables	11,550	—		11,550	—		11,550
Accrued rental income	7,227	—		7,227	—		7,227
Prepaid expenses and other assets	15,047	—		15,047	—		15,047
Non-real estate assets, net	1,473			1,473	—		1,473
Notes receivable	357	—		357	—		357
Assets held for sale	90,936	—		90,936	—		90,936
Intangible assets, net	340,446	—		340,446	438,828	(C)	779,274
Deferred costs, net	28,802	9,000	(B)	37,802	—		37,802

Total assets	$2,712,587	$300,000		$3,012,587	$633,073		$3,645,660

Liabilities and Shareholders’ Equity

Mortgage notes payable	$1,439,934	$—		$1,439,934	$300,000	(E)	$1,739,934
Convertible debt	—	300,000	(B)	300,000	—		300,000
Accounts payable	179	—		179	—		179
Accrued expenses and other liabilities	32,973	—		32,973	—		32,973
Dividends payable	29,077	—		29,077	—		29,077
Value of assumed lease obligations, net	49,100	—		49,100	333,073	(C)	382,173
Deferred revenue	76,069	—		76,069	—		76,069
Leasehold interests, net	1,064	—		1,064	—		1,064
Tenant security deposits	831	—		831	—		831
Liabilities related to assets held for sale	56,035			56,035	—		56,035

Total liabilities	1,685,262	300,000		1,985,262	633,073		2,618,335
Minority interest	68,746	—		68,746	—		68,746
Shareholders’ equity:
Common shares, 500,000,000 shares authorized at $0.001 per share, 109,649,419 shares issued and outstanding	109	—		109	—		109
Capital contributed in excess of par	1,121,672	—		1,121,672	—		1,121,672
Deferred compensation	(23,379)	—		(23,379)	—		(23,379)
Accumulated deficit	(126,224)	—		(126,224)	—		(126,224)
Accumulated other comprehensive loss	(13,599)	—		(13,599)	—		(13,599)

Total shareholders’ equity	958,579	—		958,579	—		958,579

Total liabilities and shareholders’ equity	$2,712,587	$300,000		$3,012,587	$633,073		$3,645,660

Unaudited Pro Forma Consolidated Statement of Operations

Three Months Ended March 31, 2004

(in thousands, except per share data)

	Historical			Pro Forma for Completed Transaction	Historical WSTT - Pending Acquisition		Adjustments for WSTT - Pending Acquisition		Pro Forma as Adjusted
	Company (F)	Completed Transaction
Revenues:
Rental income	$44,535	$—		$44,535	$2,083	(I)	$9,565	(J)	$56,183
Operating expense reimbursements	17,550	—		17,550	—		11,625	(J)	29,175
Interest income	834	—		834	—		—		834
Other income	46	—		46	—		—		46

Total revenues	62,965	—		62,965	2,083		21,190		86,238

Expenses:
Property operating expenses	23,443	—		23,443	16,081	(I)	—		39,524
General and administrative	7,158	—		7,158	—		—		7,158
Outperformance plan - cash component	83	—		83	—		—		83
Outperformance plan - contingent restricted share component	(211)	—		(211)	—		—		(211)
Severance and related acclerated amortization of deferred compensation	1,856	—		1,856	—		—		1,856
Interest exense on mortgages and other debt	15,867	3,394	(G)	19,261	—		2,160	(K)	21,421
Depreciation and amortization	20,342	—		20,342	—		6,627	(L), (M)	26,969

Total expenses	68,538	3,394		71,932	16,081		8,787		96,800

Income (loss) before net interest income on residential mortgage - backed securities, net loss on investments, minority interest and discontinued operations	(5,573)	(3,394)		(8,967)	(13,998)		12,403		(10,562)

Net loss on investments	(188)	—		(188)	—		—		(188)

Income (loss) from continuing operations before minority interest	(5,761)	(3,394)		(9,155)	(13,998)		12,403		(10,750)

Minority interest	265	194	(H)	459	802	(H)	(711	) (H)	550

Income (loss) from continuing operations	$(5,496)	$(3,200)		$(8,696)	$(13,196)		$11,692		$(10,200)

Basic loss per share from continuing operations	$(0.06)								$(0.10)

Diluted loss per share from continuing operations	$(0.06)								$(0.10)

Unaudited Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2003

(in thousands, except per share data)

	Historical			Pro Forma for Completed Transaction	Historical WSTT - Pending Acquisition		Adjustments for WSTT - Pending Acquisition		Pro Forma as Adjusted
	Company (N)	Completed Transaction
Revenues:
Rental income	$92,912	$—		$92,912	$8,362	(Q)	$38,261	(R)	$139,535
Operating expense reimbursements	35,746	—		35,746	—		46,498	(R)	82,244
Interest income	3,495	—		3,495	—		—		3,495
Other income	3,464	—		3,464	—		—		3,464

Total revenues	135,617	—		135,617	8,362		84,759		228,738

Expenses:
Property operating expenses	50,250	—		50,250	62,413	(Q)	—		112,663
General and administrative	19,711	—		19,711	—		—		19,711
Outperformance plan - cash component	2,014	—		2,014	—		—		2,014
Outperformance plan - contingent restricted share component	5,238	—		5,238	—		—		5,238
Interest exense on mortgages and other debt	31,295	13,575	(O)	44,870	—		13,490	(S)	58,360
Depreciation and amortization	49,810	—		49,810	—		26,509	(T), (U)	76,319

Total expenses	158,318	13,575		171,893	62,413		39,999		274,305

Income (loss) before net interest income on residential mortgage - backed securities, net loss on investments, minority interest and discontinued operations	(22,701)	(13,575)		(36,276)	(54,051)		44,760		(45,567)

Interest income from residential mortgage-backed securities, net of expenses	9,016	—		9,016	—		—		9,016
Interest expense on reverse repurchase agreements	(4,355)	—		(4,355)	—		—		(4,355)

Net interest income from mortgage-backed securities	4,661	—		4,661	—		—		4,661

Net loss on investments	(9,239)	—		(9,239)	—		—		(9,239)

Income (loss) from continuing operations before minority interest	(27,279)	(13,575)		(40,854)	(54,051)		44,760		(50,145)

Minority interest	1,950	591	(P)	2,541	2,351	(P)	(1,947	) (P)	2,945

Income (loss) from continuing operations	$(25,329)	$(12,984)		$(38,313)	$(51,700)		$42,813		$(47,200)

Basic loss per share from continuing operations	$(0.35)								$(0.64)

Diluted loss per share from continuing operations	$(0.35)								$(0.64)

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(dollars in thousands)

1.	Adjustments to the Pro Forma Consolidated Balance Sheet

(A)	Reflects our historical balance sheet as of March 31, 2004.

(B)	Reflects net proceeds, deferred financing costs and debt related to our convertible senior notes issued on July 9, 2004. Net proceeds from issuance of the convertible senior notes will fund a portion of the purchase price of the WSTT, our pending acquisition.

(C)	Reflects the allocation of our purchase price of the WSTT, our pending acquisition, to the assets to be acquired based on their respective fair values.

Above-market and below-market in-place lease values for properties acquired are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) our estimate of the fair market lease rate for each such in-place lease, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market lease values are amortized as a reduction of rental income over the remaining non-cancelable terms of the respective leases. The capitalized below-market lease values (presented in the accompanying balance sheet as the value of assumed lease obligations) are amortized as an increase to rental income over the initial term and any fixed-rate renewal periods in the respective leases.

The aggregate value of other intangible assets acquired is measured based on the difference between (i) the property valued with existing in-place leases adjusted to market rental rates and (ii) the property valued as if vacant. We utilize independent appraisals and our own estimates to determine the respective property values. Our estimates of value are made using methods similar to those used by independent appraisers. Factors considered by us in this analysis include an estimate of carrying costs during the expected lease-up period taking into account current market conditions, and costs to execute similar leases. In estimating carrying costs, we include real estate taxes, insurance and other operating expenses and estimates of lost rentals at market rates during the expected lease-up periods, which primarily range from six to 18 months. We also estimate costs to execute similar leases including leasing commissions, legal and other related expenses.

The total amount of other intangible assets acquired is further allocated to in-place lease values and customer relationship intangible values based on our evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant. Characteristics considered in allocating these values include the nature and extent of our existing business relationships with the tenant, growth prospects for developing new business with the tenant, the tenant’s credit quality and expectations of lease renewals, among other factors.

The value of in-place leases is amortized to expense over the initial term of the respective leases which generally range from two to 20 years. The value of customer relationship intangibles is amortized to expense over the initial term and any renewal periods in the respective leases, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. If a tenant terminates its lease, the unamortized portion of the in-place lease value and customer relationship intangibles is charged to expense.

Amounts allocated to land, buildings, tenant improvements, equipment and fixtures are based on cost segregation studies performed by independent third parties and our analysis of comparable properties in the existing portfolio. Depreciation is computed using the straightline method over the estimated life of up to 40 years for buildings, seven years for building equipment and fixtures, and the lesser of the useful life or the remaining lease term for tenant improvements.

In making estimates of fair values for purposes of allocating purchase price, we utilize a number of sources, including independent appraisals that may be obtained in connection with the acquisition or financing of the respective property and other market data. We also consider information obtained about each property as a result of our pre-acquisition due diligence, as well as subsequent marketing and leasing activities, in estimating the fair value of the tangible and intangible assets acquired.

				Intangible Assets
Seller	Land	Buildings and Improvements	Equipment and Fixtures	Value of In-place Leases	Customer Relationship	Above Market Leases	Below Market Leases	Total Purchase Price
Wachovia Bank, N.A.	$151,305	$262,652	$26,288	$109,670	$329,009	$149	$333,073	$546,000

(D)	Reflects the use of cash to fund a portion of the WSTT, our pending acquisition.

(E)	Reflects the expected proceeds from a mortgage note payable which will be used to finance a portion of the WSTT, our pending acquisition. The mortgage is expected to have a seven year term, amortize to a balance of approximately $267.7 million at maturity and carry a fixed interest rate of 6.113%. For the initial six months of the mortgage, our interest rate payments will be based on a floating rate of LIBOR plus 1.50%. We have obtained a commitment and rate lock on interest rates with a lender for 45 days beginning on June 15, 2004 that is extendable for one week intervals. Costs for the rate lock beyond the 45 day period will be incorporated into the interest rate.

2.	Adjustments to the Pro Forma Consolidated Statement of Operations – Three Months Ended March 31, 2004

(F)	Reflects our historical results of operations for the three months ended March 31, 2004.

(G)	Reflects interest expense, including amortization of financing costs on convertible senior notes issued on July 9, 2004.

Debt Obligation	Amount	Effective Interest Rate	Interest Expense
Convertible senior notes	$300,000	4.53%	$3,394

(H)	Reflects adjustment to minority interest. Minority interest in our operating partnership as of March 31, 2004 was 5.73%.

(I)	Reflects the historical results of operations for the properties in the WSTT, our pending acquisition. A significant number of the properties that we will acquire were used by the seller in its own operation and were not available for lease or held as rental properties prior to our purchase.

(J)	Reflects the pro forma adjustments to the results of operations for properties in the WSTT, our pending acquisition. For properties that will be subject to a new lease to be entered into with the seller and in-place leases assumed from the seller, the rental income reflected is adjusted for the amortization of below and above market leases on a straightline basis. Operating expense reimbursements include the reimbursement to be made by tenants for their pro-rata share of expenses.

	Intangible Assets	Amortization Period	Rental Income
Rental income			$7,433
Amortization of intangibles:
Above market lease	$149	2 to 9 years	(10)
Below market lease	333,073	2 to 40 years	2,142

Total			$9,565

(K)	Reflects interest expense on an expected mortgage note to finance a portion of the WSTT, our pending acquisition. The pro forma interest rate for the three months ended March 31, 2004 is approximately 2.88%, as the rate is variable for the first six months at LIBOR plus 1.50% (see Note E).

Debt Obligation	Amount	Effective Interest Rate	Interest Expense
Mortgage note	$300,000	2.88%	$2,160

(L)	Reflects depreciation expense on properties related to the WSTT, our pending acquisition. Depreciation expense is calculated using a 40 year life for buildings and permanent structural improvements and a seven year life for non-structural components such as heating and ventilation equipment, carpeting, lighting fixtures, electrical systems, etc. Leasehold improvements are amortized over the remaining lease term.

Seller	Buildings and Improvements	Equipment	Depreciation Expense
Wachovia Bank, N.A.	$262,652	$26,288	$3,088

(M)	Reflects amortization expense on intangible assets related to the WSTT, our pending acquisition. The value of in-place leases are amortized on a straightline basis over the respective lease terms. The value of customer relationships is amortized on a straightline basis over the respective lease terms plus lease renewal periods.

Seller	Intangible Assets	Amortization Period	Amortization Expense
Wachovia Bank, N.A.	$438,679	2 to 40 years	$3,539

3.	Adjustments to the Pro Forma Consolidated Statement of Operations – Year Ended December 31, 2003

(N)	Reflects our historical results of operations for the year ended December 31, 2003.

(O)	Reflects interest expense, including amortization of financing costs on convertible senior notes issued on July 9, 2004.

Debt Obligation	Amount	Effective Interest Rate	Interest Expense
Convertible senior notes	$300,000	4.53%	$13,575

(P)	Reflects adjustment to minority interest. Minority interest in our operating partnership as of December 31, 2003 was 4.35%.

(Q)	Reflects the historical results of operations of the properties to be acquired by us in completed transactions. A significant number of the properties that we will acquire were used by the sellers in their own operations and will not be available for lease or held as rental properties prior to our purchase.

(R)	Reflects the pro forma adjustments to the results of operations for properties in the WSTT, our pending acquisition. For properties that will be subject to a new lease to be entered into with the seller and in-place leases assumed from the seller, the rental income reflected is adjusted for the amortization of below and above market leases. Operating expense reimbursements include the reimbursement to be made by tenants for their pro-rata share of expenses.

	Intangible Assets	Amortization Period	Rental Income
Rental income			$29,733
Amortization of intangibles:
Above market lease	$149	2 to 9 years	(39)
Below market lease	333,073	2 to 40 years	8,567

Total			$38,261

(S)	Reflects interest expense on an expected mortgage note to finance a portion of the WSTT, our pending acquisition. The pro forma interest rate for the year ended December 31, 2003 is a blended rate of the variable rate of LIBOR plus 1.50% for the first six months and a fixed interest rate of 6.113% thereafter (see Note E).

Debt Obligation	Amount	Effective Interest Rate	Interest Expense
Mortgage note	$300,000	4.50%	$13,490

(T)	Reflects depreciation expense on properties related to the WSTT, our pending acquisition. Depreciation expense is calculated using a 40 year life for buildings and permanent structural improvements and a seven year life for non-structural components such as heating and ventilation equipment, carpeting, lighting fixtures, electrical systems, etc. Leasehold improvements are amortized over the remaining lease term.

Seller	Buildings and Improvements	Equipment	Depreciation Expense
Wachovia Bank, N.A.	$262,652	$26,288	$12,353

(U)	Reflects amortization expense on intangible assets related to the WSTT, our pending acquisition. The value of in-place leases and the fair value of above-market leases are amortized on a straightline basis over the respective lease terms. The value of customer relationships is amortized on a straightline basis over the respective lease terms plus lease renewal periods.

Seller	Intangible Assets	Amortization Period	Amortization Expense
Wachovia Bank, N.A.	$438,679	2 to 40 years	$14,156